SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14 (a) of the Securities
                     Exchange Act of 1934 (Amendment No.1)

Filed by the Registrant                     |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:


|X|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
     Definitive additional materials
     Soliciting material pursuant to Rule 14a-12


                  HYPERION COLLATERALIZED SECURITIES FUND, INC.
                           Registration No. 811-21466
      (Name of Registrant as Specified in Its Charter/Declaration of Trust)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

            (1)  Title of each class of securities to which transaction applies:
            (2)  Aggregate number of securities to which transaction applies:
            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            (4)  Proposed maximum aggregate value of transaction:
            (5)  Total fee paid:

|_|  Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
            (1)  Amount previously paid:
            (2)  Form, Schedule or Registration Statement no.:
            (3)  Filing Party:
            (4)  Date Filed:

HYPERION COLLATERALIZED SECURITIES FUND, INC.
Three World Financial Center
200 Vesey Street, 10th Floor
New York, New York 10281-1010

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


                                                                  August 2, 2006


To the Stockholders:


     A Special Meeting of Stockholders of Hyperion Collateralized Securities Fund, Inc. (the "Fund") will be held at Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010, on Wednesday, August 30, 2006, at 10:00 a.m., for the following purposes:

     1.  To elect members to the Board of Directors (Proposal 1).


     2. To amend the Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 200,000,000 (Proposal 2).


     3. To eliminate the classification of the Board of Directors and the Annual Meeting requirement (Proposal 3).

     4.  To allow for stockholder voting by written consent (Proposal 4).

     5. To transact any other business that may properly come before the meeting.


     The close of business on Wednesday, August 2, 2006 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting.


                                             By Order of the Board of Directors,

                                             Daniel S. Kim
                                             Secretary

                      WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. THE MEETING OF STOCKHOLDERS OF THE FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT THE STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

                                                                           DRAFT



                      Instructions for Signing Proxy Cards

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

     3. All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                        Valid Signature
------------                                        ---------------

Corporate Accounts

  (1)  ABC Corp.                                    ABC Corp.
  (2)  ABC Corp.                                    John Doe, Treasurer
  (3)  ABC Corp. c/o John Doe, Treasurer            John Doe
  (4)  ABC Corp. Profit Sharing Plan                John Doe, Trustee

Trust Accounts

  (1)  ABC Trust                                    John B. Doe, Trustee
  (2)  Jane B. Doe, Trustee u/t/d 12/28/78          Jane B. Doe

Custodial or Estate Accounts

  (1)  John B. Smith, Cust.                         John B. Smith
       f/b/o John B. Smith, Jr.
       UGMA
  (2)  John B.Smith                                 John B. Smith, Jr., Executor

                  HYPERION COLLATERALIZED SECURITIES FUND, INC.
                          Three World Financial Center
                          200 Vesey Street, 10th Floor
                          New York, New York 10281-1010


                                 PROXY STATEMENT


     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Hyperion Collateralized Securities Fund, Inc. (the "Fund") of proxies to be used at a Special Meeting of Stockholders (the "Meeting") of the Fund to be held at Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010, at 10:00 a.m. on Wednesday, August 30, 2006, (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about August 2, 2006. The matters to be acted upon at the meeting are set forth below.

        1.  To elect members to the Board of Directors (Proposal 1).


        2. To amend the Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 200,000,000 (Proposal 2).


        3. To eliminate the classification of the Board of Directors and the Annual Meeting requirement (Proposal 3).


        4.  To allow for stockholder voting by written consent (Proposal 4).

        5. To transact any other business that may properly come before the meeting.

     The annual report and semi-annual report is available free of charge by calling the Fund at 1-800-497-3746 or writing to the Fund at Attn: Shareholder Services, Hyperion Collateralized Securities Fund, Inc., Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010.


     The Fund has inadvertently issued more shares ("Overissued Shares") than the 50 million shares that were authorized for issuance by the Fund's charter. Overissued Shares includes any shares issued after May 2, 2006, and were not properly authorized. The Directors of the Fund have approved the content of Proposal 2 and determined to seek shareholder approval thereof and to conduct a rescission offer with respect to the Overissued Shares. This proxy statement includes more detailed discussion of the overissuance below.

     Stockholders who execute proxies retain the right to revoke them by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the approval of the proposals presented in this Proxy Statement. The close of business on Wednesday, August 2, 2006 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each validly authorized and issued share of common stock held. Overissued Shares will not be entitled to vote at the Meeting. On the Record Date there were 66,208,522.991 shares of the Fund outstanding, of which 50 million shares are validly authorized and issued, and 16,208,522.991 are Overissued Shares. On each matter submitted to a vote of stockholders, each stockholder shall be entitled to one vote for each validly authorized and issued share of the Fund owned. The shares will have equal voting rights of one vote per share and vote together as a single class.

     The Fund's By-Laws provide that the stockholders of a majority of the shares entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of any business. Overissued Shares will not be entitled to vote at the Meeting and will not be counted in determining whether a quorum is present at the Meeting. In the absence of a quorum no business may be transacted, except that the stockholders of a majority of the shares present in person or by proxy and entitled to vote may adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until the holders of the requisite amount of shares are present. At any such adjourned meeting at which a quorum is present, any business may be transacted which could have been transacted at the original meeting. A stockholder vote may be taken on the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matters submitted to stockholders for a vote.


PROPOSAL 1: ELECTION OF DIRECTORS

Summary of the Proposal


     Stockholders are being asked to vote on nominees for three Board positions open to Directors who are not interested persons (the "Disinterested Directors") of the Fund pursuant to Section 2(a)(19) of the 1940 Act and one position for a person who is an interested person (the "Interested Director") pursuant to
Section 2(a)(19) of the 1940 Act. The Disinterested Directors are Messrs. Robert
F. Birch, Rodman L. Drake, and Harald R. Hansen. The Interested Director is Mr. Clifford E. Lai.


Information Concerning Nominees and Directors

     The Board has nominated and recommends that Messrs. Robert F. Birch, Rodman
L. Drake and Harald R. Hansen be elected as Disinterested Directors and Mr. Clifford E. Lai be elected as an Interested Director (each, a "Nominee") by stockholders for membership on the Board of Directors. Information about each Nominee is included below. If Proposal 3 is approved, each Director shall hold office until his death, resignation or removal. If Proposal 3 is not approved, such Directors shall hold office until the Annual Meeting of Shareholders to be held in the year 2007 and until his successor has been duly elected and qualified, or until his earlier resignation or removal. The Nominees have agreed to serve on the Board, but if a Nominee should for any reason become unable or unwilling to serve, the proxies will be voted or not voted in accordance with the judgment of the persons named as attorneys-in-fact in the proxies with respect to the vacancy created by that Nominee's inability or unwillingness to serve. If the Nominees are able to serve, the attorneys-in-fact will vote the proxies as instructed on the proxy cards.

     The following table provides information concerning the Directors and Nominees of the Board of Directors of the Fund. It is the Fund's policy that Directors will retire from the Fund's Board of Directors in the year in which a Director reaches age 80.




                                                                                                              Number of
                                                                                                              Portfolios in
                           Position(s) Held with Fund     Principal Occupation(s)                             Fund Complex
Name, Address              and Term of Office and         During Past 5 Years and                             Overseen by
and Age                    Length of Time Served          Other Directorships Held by Director                Director
-------------------------- ------------------------------ --------------------------------------------------- -------------------

Interested Director Nominee

Clifford E. Lai*           Director and Chairman of the   Managing Partner (2005-Present), President                  4
c/o Three World            Board                          (1998-Present) and Chief Investment Officer
Financial Center, 200      Elected until 2006             (1993-2002) of the Advisor;  President and
Vesey Street, 10th         Since December 2003            Director of Crystal River Capital, Inc.
Floor,                                                    (2005-Present); President and Director of several
New York, New York         President                      investment companies advised by the Advisor or by
10281-1010                 Elected Annually               its affiliates (1995-Present); and Co-Chairman
                           Since December 2003            (2003-2006) and Board of Managers (1995-2006) of
Age 53                                                    Hyperion GMAC Capital Advisors, LLC (formerly,
                                                          Lend Lease Hyperion Capital, LLC).

Disinterested Director Nominees
Robert F. Birch            Director, Member of the        Director of several investment companies advised            4
c/o Three World            Audit Committee, Member of     by the Advisor or by its affiliates
Financial Center, 200      Nominating and Compensation    (1998-Present); President and Director of New
Vesey Street, 10th         Committee                      America High Income Fund (1992 - Present); and
Floor,                                                    Director of Brandywine Funds (3) (2001 to
New York, New York         Director since June 2004       Present).
10281-1010

Age 70

Rodman L. Drake            Director, Member of the        Chairman (2003-Present) and Director                        4
c/o Three World            Audit Committee, Member of     (1989-Present) of several investment companies
Financial Center, 200      Nominating and Compensation    advised by the Advisor or by its affiliates;
Vesey Street, 10th         Committee                      Director of Crystal River Capital, Inc.
Floor,                                                    (2005-Present); Director of Celgene Corporation
New York, New York         Director since May 2005        ("CELG") (April 2006- Present); Director of
10281-1010                                                Student Loan Corporation ("STU") (2005-Present);
                                                          General Partner of Resource Capital Fund I, II &
Age 63                                                    III CIP L.P. (1998-Present); Co-founder of
                                                          Baringo Capital LLC (2002-Present); Director of
                                                          Jackson Hewitt Tax Services Inc. ("JTX")
                                                          (2004-Present); Director of Animal Medical Center
                                                          (2002-Present); Director and/or Lead Director of
                                                          Parsons Brinckerhoff, Inc. (1995-Present); and
                                                          Trustee of Excelsior Funds (32) (1994-Present).

Harald R. Hansen           Director, Member of the        Director of other investment company advised by             2
c/o Three World            Audit Committee, Member of     the Advisor or by its affiliates; Director of
Financial Center, 200      Nominating and Compensation    Crystal River Capital, Inc. (2005-Present);
Vesey Street, 10th         Committee                      Director of Georgia Commerce Bank (2002-Present);
Floor,                                                    Director of Midtown Alliance (1988-Present);
New York, New York         Director since December 2003   Chairman of the Board of U.S. Disabled Athletes
10281-1010                                                Fund (1991-Present); Trustee and Vice Chairman of
                                                          the Board of Oglethorpe University
Age 74                                                    (1993-Present); President of the Board of
                                                          Trustees of Asheville School (1996-Present);
                                                          Trustee of the Tull Foundation (1996-Present);
                                                          and Member of Advisory Board of Directors of
                                                          Wachovia Corp. of Georgia (1996-Present).
__________________

* Mr. Lai is an "interested person" as defined in the 1940 Act because of affiliations with Hyperion Brookfield Asset Management, Inc., the Fund's advisor (the "Advisor"). As a result of his service with the Advisor and certain affiliations with the Advisor as described below, the Fund considers Mr. Lai to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

Officers of the Fund

     The officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund, to hold office at the discretion of the Board of Directors for one year and until their successors are chosen and qualified. The Board of Directors has elected four officers of the Fund. Except where dates of service are noted, all officers listed below served as such throughout the 2005 fiscal year. An asterisk (*) indicates a person is an "interested person" as defined in the 1940 Act, because of affiliations with the Advisor. The following table sets forth information concerning each officer of the Fund who served during all or part of the last fiscal year of the Fund:



Name, Address                  Position(s) Held       Term of Office and         Principal Occupation(s)
and Age                        with Fund              Length of Time Served      During Past 5 Years
------------------------------ ---------------------- -------------------------- ------------------------------------------
Clifford E. Lai*               President              Elected Annually           Please see "Information Concerning
c/o Three World Financial                             Since December 2003        Nominees/Directors."
Center,
200 Vesey Street,
10th Floor,
New York, New York 10281-1010

Age 53

John H. Dolan*                 Vice President         Elected Annually           Managing Partner (2005-Present), Chief
c/o Three World Financial                             Since December 2003        Investment Strategist (1998-Present) and
Center,                                                                          Chief Investment Officer (2002-Present)
200 Vesey Street,                                                                of the Advisor; Chief Investment Officer
10th Floor,                                                                      of Crystal River Capital, Inc.
New York, New York 10281-1010                                                    (2005-Present); and Board of Managers of
                                                                                 Hyperion-GMAC Capital Advisors, LLC
Age 52                                                                           (formerly Lend Lease Hyperion Capital,
                                                                                 LLC) (1995-2006).

Daniel S. Kim*                 Chief Compliance       CCO                        Director, General Counsel and CCO
c/o Three World Financial      Officer ("CCO") &      Elected Annually Since     (September 2004-Present), and Secretary
Center,                        Secretary              September 2004; and        (January 2005-Present) of the Advisor;
200 Vesey Street,                                                                CCO (2004-Present), and Secretary
10th Floor,                                           Secretary                  (2005-Present) of several investment
New York, New York 10281-1010                         Elected Annually Since     companies advised by the Advisor;
                                                      January 2005               Assistant Secretary of Crystal River
Age 38                                                                           Capital, Inc. (2005-Present); CCO
                                                                                 (2004-2006), and Secretary (2005-2006)
                                                                                 of Hyperion GMAC Capital Advisors, LLC
                                                                                 (formerly Lend Lease Hyperion Capital,
                                                                                 LLC); Vice President, Assistant General
                                                                                 Counsel and CCO of Oak Hill Capital
                                                                                 Management, Inc. (2001- 2004); and
                                                                                 Assistant General Counsel of Oak Hill
                                                                                 Advisors, LP (2001- 2004).

Thomas F. Doodian*             Treasurer              Elected Annually           Managing Director, Chief Operating
c/o Three World Financial                             Since December 2003        Officer (1998-Present) and Chief
Center,                                                                          Financial Officer (2000-Present) of the
200 Vesey Street,                                                                Advisor; Treasurer of several investment
10th Floor,                                                                      companies advised by the Advisor
New York, New York 10281-1010                                                    (1996-Present); and Treasurer of
                                                                                 Hyperion GMAC Capital Advisors, LLC
Age 47                                                                           (formerly Lend Lease Hyperion Capital
                                                                                 Advisors, LLC) (1996-2006)


Share Ownership

     As of the Record Date, the Nominees, Directors and executive officers of the Fund beneficially owned individually and collectively as a group less than one percent of the outstanding shares of the Fund.

     The following table sets forth the aggregate dollar range of equity securities owned by each Director of the Fund and of all funds overseen by each Director in the Fund Complex as of December 31, 2005. The Fund Complex was comprised of the Fund, The Hyperion Total Return Fund, Inc., Hyperion Strategic Bond Fund, Inc. and The Hyperion Strategic Mortgage Income Fund, Inc. as of December 31, 2005. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.



                                                                      Aggregate Dollar Range of Equity
                                                                      Securities in All Funds Overseen by
                                          Dollar Range of Equity      Director in Family of Investment
Name of Nominees/Director                 Securities in the Fund      Companies
----------------------------------------- --------------------------- -----------------------------------------
Interested Director Nominee
Clifford E. Lai                           $1 - $10,000                Over $100,000
Disinterested Director Nominees
Robert F. Birch                           $0                          $50,001-$100,000
Rodman L. Drake                           $0                          $50,001-$100,000
Harald R. Hansen                          $0                          $0

Compensation of Directors and Executive Officers

     No remuneration was paid by the Fund to persons who were directors, officers or employees of the Advisor or any affiliate thereof for their services as Directors or officers of the Fund. Each Director of the Fund, other than those who are officers or employees of the Advisor or any affiliate thereof or Director Emeritus, is entitled to receive a fee of $7,000 per year. The following table sets forth information concerning the compensation received by Directors for the fiscal year ended July 31, 2005.

                                                                       Total Directors' Compensation
                                Directors' Aggregate Compensation      from the Fund and the Fund Complex*
                                from the Fund
--------------------------------------------------------------------------------------------------------------------
Robert F. Birch                 $ 7,000                                $ 65,000
Rodman L. Drake                 $ 7,000                                $ 80,000
Harald R. Hansen                $ 7,000                                $ 14,000

Standing Committees and Board Meetings

     The Fund has a standing Audit Committee  which was established  pursuant to
Section 3(a)(58)(A) of the Securities Act of 1933 and presently consists of Messrs. Birch, Drake and Hansen, all of whom are members of the Board of Directors and are currently Disinterested Directors of the Fund. All Committee members are independent as independence is defined in the 1940 Act. The principal functions of the Fund's Audit Committee are to select the Fund's accountants, to review with the accountants the scope and anticipated costs of their audit and to receive and consider a report from the accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Attachment A. The report of the Audit Committee is presented below. During the last fiscal year of the Fund, the full Board of Directors met six times, and the Audit Committee met once. All of the members of the Audit Committee attended all of the Audit Committee meetings. All of the Directors attended at least 75% of the aggregate of the Board meetings and the Committee meetings.

     The Fund has a Nominating and Compensation Committee. The Nominating and Compensation Committee presently consists of Messrs. Drake, Birch, and Hansen. The Committee members are Disinterested Directors. The Nominating and Compensation Committee met twice during the last fiscal year of the Fund. The function of the Nominating and Compensation Committee is to recommend candidates for election to the Board as Disinterested Directors. The Nominating and Compensation Committee evaluates candidates' qualifications for Board membership and their independence from the Fund's managers and other principal service providers.

     The Nominating and Compensation Committee will consider nominees recommended by stockholders, who, separately or as a group, own at least one percent of the Fund's shares. The minimum requirements for proposed nominees include the following:

1. With respect to nominations for Disinterested Directors, nominees shall be independent of the Fund's advisor and other principal service providers. The Nominating and Compensation Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates.

2. Disinterested Director nominees must qualify for service on the Fund's Audit Committee under the rules of the New York Stock Exchange (including financial literacy requirements) or other applicable securities exchange.

3. With respect to all Directors, nominees must qualify under all applicable laws and regulations.

4. The Nominating and Compensation Committee may also require such other factors as it may determine to be relevant.

     When identifying and evaluating prospective nominees, the Committee shall review all recommendations in the same manner, including those received by stockholders. The Committee shall first determine if the prospective nominee meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications as set forth above will then be considered by the Committee with respect to any other qualifications deemed to be important by the Committee. Those nominees meeting the minimum and other qualifications and determined by the Committee as suitable shall be included on the Fund's proxy card.

     Stockholder recommendations should be addressed to the Nominating and Compensation Committee in care of the Secretary of the Fund and sent to Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010. Stockholder recommendations should include biographical information, including business experience for the past nine years and a description of the qualifications of the proposed nominee, along with a statement from the nominee that he or she is willing to serve and meets the requirements to be a Disinterested Director, if applicable. The Nominating and Compensation Committee also determines the compensation paid to the Disinterested Directors. The Board of Directors has adopted a written charter for the Nominating and Compensation Committee, which is attached to this Proxy Statement as Attachment B.

Stockholder Communications with Board of Directors and Board Attendance at Annual Meetings

     The Fund's Board of Directors provides a process for stockholders to send communications to the Board of Directors. Any stockholder who wishes to send a communication to the Board of Directors of the Fund should send the communication to the attention of the Fund's Secretary at Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010. If a stockholder wishes to send a communication directly to an individual Director or to a Committee of the Fund's Board of Directors, then the communication should be specifically addressed to such individual Director or Committee and sent in care of the Fund's Secretary at the same address. All communications will be immediately forwarded to the appropriate individual(s).

Audit Committee Report

     On September 27, 2005, the Audit Committee reviewed and discussed with management the Fund's audited financial statements as of and for the fiscal year ended July 31, 2005. The Audit Committee discussed with Holtz Rubenstein Reminick LLP ("HRR") the matters required to be discussed by Statement of Auditing Standards No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The Audit Committee received and reviewed the written disclosures and the letter from HRR required by Independence Standard No. 1, Independence Discussion with Audit Committees, as amended, by the Independence Standards Board, and have discussed with HRR, the independent registered public accounting firm's independence.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Fund's Annual Report to stockholders required by
Section 30(e) of the 1940 Act and Rule 30d-1 thereunder for the fiscal year ended July 31, 2005.

Robert F. Birch - Audit Committee Member
Rodman L. Drake - Audit Committee Member
Harald R. Hansen - Audit Committee Member

Audit Fees

     For the fiscal year ended July 31, 2005, HRR billed the Fund aggregate fees of $37,500 for professional services rendered for the audit of the Fund's annual financial statements and review of financial statements included in the Fund's annual report to shareholders.

     For the fiscal year ended July 31, 2004, Schwartz & Hofflich, LLP ("S&H") billed the Fund aggregate fees of $37,200 for professional services rendered for the audit of the Fund's annual financial statements and review of financial statements included in the Fund's annual report to shareholders.

Tax Fees

     In the fiscal year ended July 31, 2005, S&H billed the Fund aggregate fees of $4,225 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the tax fees was the review of the Fund's income tax returns and tax distribution requirements.

     In the fiscal year ended July 31, 2004, S&H billed the Fund aggregate fees of $4,175 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the tax fees was the review of the Fund's income tax returns and tax distribution requirements.


     During each of the Fund's last two fiscal years, the Fund paid its independent registered public accounting firm only the fees described above.


Required Vote

     Election of the listed nominees for Director requires the affirmative vote of the holders of a majority of the shares of common stock of the Fund present or represented by proxy at the Meeting.

THE DIRECTORS, INCLUDING ALL OF THE DISINTERESTED DIRECTORS, UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" APPROVAL OF THE NOMINEES.


PROPOSAL 2: AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF
            SHARES AUTHORIZED

Background


     The Fund recently became aware that the number of shares outstanding exceeded the number of shares authorized by the Fund's charter, due to large increases in investment inflows into the Fund that were not foreseen. As of the Record Date, 66,208,522.991 shares of common stock were issued and outstanding, which includes approximately 16,208,522.991 Overissued Shares. All Overissued Shares and authorized shares outstanding were purchased for adequate consideration at net asset value per share (the "NAV"), as calculated on the date of issuance. Overissued Shares have been treated identically to the Fund's authorized shares, and the Fund's portfolio has been managed without regard to any distinction between authorized shares and Overissued Shares.

     After becoming aware of the overissuance of shares, the Board adopted a resolution approving the proposal to increase the number of authorized shares and determined to seek shareholder approval of the proposal. The Board further determined to conduct a rescission offer to provide stockholders the opportunity to exchange Overissued Shares for validly authorized and issued shares or to rescind their purchase of any Overissued Shares held.

     In order for all shares to be properly authorized, and to allow the Fund to sell additional shares from time to time, you are being asked to approve the proposed increase in the number of shares of common stock authorized.

The Rescission Offer


     The Fund's Board determined that holders of Overissued Shares will be provided an opportunity to (1) exchange their Overissued Shares for newly authorized shares, subject to shareholder approval of this Proposal or (2) rescind their purchase of Overissued Shares. Accordingly, the Fund is making a rescission offer (the "Rescission Offer") with respect to the Overissued Shares, which will remain open until the later of August 30, 2006 or the date on which shareholder approval is obtained with respect to this Proposal. Pursuant to the Rescission Offer, which will be made separately from the solicitation made in this Proxy Statement and only to holders of Overissued Shares, a holder of Overissued Shares can elect either (i) to effect an exchange of newly authorized shares of common stock of the Fund for his or her Overissued Shares, subject to the approval of this Proposal by the shareholders, or (ii) to rescind his or her purchase of Overissued Shares and to receive proceeds equal to the original purchase price of the Overissued Shares, less any distributions made thereon, plus interest thereon at an amount computed at a rate of 5.05% (the "Rescission Price"). (The interest rate is equal to the Applicable Federal Rate, as determined by the Internal Revenue Service as of July 2006.) If a holder of Overissued Shares does not make an election either to receive the Rescission Price or duly authorized shares, the Fund will exchange his or her Overissued Shares for the newly authorized shares if the Proposal to increase the number of authorized shares is approved. If you are entitled to participate in the Rescission Offer, you will receive additional information from the Fund and documentation that must be completed, if you are a holder of Overissued Shares and wish to rescind the purchase thereof. If you do not receive such information and documentation, you need not take any action in connection with the Rescission Offer.

     If shareholders approve this Proposal, as soon as practicable after the date the Articles of Amendment have been filed with the Secretary of the State of Maryland, holders of Overissued Shares who did not elect to rescind their purchase would be deemed to have been issued duly authorized shares in exchange for their Overissued Shares. The remaining newly authorized shares of common stock would then be available for issuance from time to time. If shareholders do not approve the Amendment, the Fund will cancel all Overissued Shares and pay holders thereof the Rescission Price.

Summary of the Proposal

     The Fund's Board has proposed an amendment to the Fund's Articles of Incorporation, which would increase the authorized shares of common stock from 50,000,000 to 100,000,000 shares. The text of the proposed Articles of Amendment is set forth in Attachment C to this Proxy Statement.

     If the proposed amendment is approved, the additional shares of common stock would be available for issuance. After the exchange of any Overissued Shares for validly authorized shares by the holders thereof, the remaining shares would be available for issuance, at NAV as of the date of such issuance, without further action by the stockholders, unless required by the Fund's Restated Articles of Incorporation or By-laws or by applicable law. The Fund does not presently have any specific proposed use for the additional shares to be authorized. The newly authorized shares of common stock will have voting and other rights identical to those of the currently authorized shares of common stock. The authorization and eventual issuance of these additional shares of common stock may result in a dilution of the proportionate interests in the Fund of existing stockholders. In addition, the Fund is required to discuss how the additional authorized shares could be used to make it more difficult to effect a change of control of the Fund. For example, the additional shares of common stock could be used to dilute the stock ownership of a person seeking to obtain control of the Fund or could be privately placed with purchasers who would support the Board of Directors in opposing a hostile takeover attempt. Of course, as required by the Investment Company Act of 1940 (the "1940 Act"), the Fund cannot issue shares except to persons who pay at least the net asset value of the shares issued. This proposal to amend the Articles of Incorporation is not in response to any effort of which the Fund is aware to accumulate common stock or obtain control of the Fund, nor is it part of a plan by management to recommend a series of similar amendments to the Board and shareholders.

Required Vote

     Approval of this amendment to the Articles of Incorporation requires the affirmative vote of at least a majority of shares issued and outstanding as of the Record Date. After carefully reviewing all of the factors described above, as well as the requirements of the current Articles of Incorporation, the Fund's By-Laws and Maryland General Corporation Law, the Board, including the Disinterested Directors, unanimously approved the increase in the authorized shares of Common Stock from 50,000,000 to 100,000,000.


The Board, including the Disinterested Directors, unanimously recommend that you vote "FOR" Proposal 2.

PROPOSAL 3: ELIMINATION OF CLASSIFICATION OF BOARD OF DIRECTORS AND THE ANNUAL
            MEETING REQUIREMENT

Summary of the Proposal

     The Fund's Board is currently staggered, which means that the Board is divided into three classes, one of which is elected each year, and each class serves for a staggered three-year terms. The Board is proposing an amendment to the Fund's Articles of Incorporation to eliminate the staggered board structure and the resulting annual meeting required to vote on the election of Directors. If the stockholders approve this proposal, the term of each Director will be extended until the death, disability, resignation or removal of such Director. The Directors believe that eliminating term limits and the requirement of annual meetings will reduce the Fund's expenses because the Fund will not have to cover the expense of conducting annual meetings of stockholders.


     Although Maryland law generally requires Maryland corporations to conduct annual meetings of stockholders, there is an exemption from holding annual meetings for investment companies, including closed-end investment companies like the Fund. The Board believes it is in the best interest of stockholders for the Fund to avoid the additional expense of mandatory annual stockholder meetings. Indeed, the Board's position is consistent with that of many other investment companies. If this proposal is approved by the stockholders, the Directors will not be subject to re-election unless a special meeting of stockholders is held, or until a vacancy is created by the death, disability, resignation or removal of a Director, an increase in the size of the Board, or any other cause of a vacancy on the Board.


Required Vote

     Approval of this amendment to the Articles of Incorporation requires the affirmative vote of at least a majority of shares issued and outstanding as of the Record Date. After carefully reviewing all of the factors described above, as well as the requirements of the current Articles of Incorporation, the Fund's By-Laws and Maryland General Corporation Law, the Board, including the Disinterested Directors, unanimously approved the elimination of a staggered Board and the requirement of an annual meeting of shareholders.

The Board, including the Disinterested Directors, unanimously recommend that you vote "FOR" Proposal 3.

PROPOSAL 4: STOCKHOLDER VOTING BY WRITTEN CONSENT

Summary of the Proposal

     The Fund's Articles of Incorporation do not specifically provide for stockholder vote by written consent. While Maryland law permits shareholders to act by unanimous written consent without a meeting, it can be impractical to obtain the required consent of all stockholders at times. Under Maryland law, if the Fund's Articles of Incorporation permit, shareholders may act or consent to an action by written consent of as many shares as would be required if the vote were taken at a meeting of stockholders. Because the Fund is privately offered, it has relatively few stockholders. Accordingly, permitting stockholder action to be taken by written consent could at times be more efficient and less expensive for the Fund than obtaining shareholder approvals at a stockholder meeting. If the Fund were to seek shareholder action by written consent, it would continue to be subject to applicable provisions of the federal securities laws relating to providing proxy statements or information statements to stockholders.

Required Vote

     Approval of the amendment to the Articles of Incorporation to provide stockholder vote by written consent requires the affirmative vote of at least a majority of shares issued and outstanding as of the Record Date. After carefully reviewing all of the factors described above, as well as the requirements of the current Articles of Incorporation, the Fund's By-Laws and Maryland General Corporation Law, the Board, including the Disinterested Directors, unanimously approved adding the ability to obtain stockholder votes by written consent .

The Board, including the Disinterested Directors, unanimously recommend that you vote "FOR" Proposal 4.

                               GENERAL INFORMATION

                        MANAGEMENT AND SERVICE PROVIDERS


The Advisor and Administrator

     The Fund entered into a management agreement with Hyperion Brookfield Asset Management, Inc. (formerly "Hyperion Capital Management, Inc.") (the "Advisor") on April 28, 2005. The Advisor has served as investment advisor to the Fund since the Fund's inception. The Adviser also serves as the Fund's administrator. The Advisor is a Delaware corporation organized in February 1989 and a registered investment advisor under the Investment Advisers Act of 1940, as amended. Its business address is Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010. Subject to the authority of the Board of Directors, the Advisor is responsible for the overall management of the Fund's business affairs. As of May 31, 2006, the Advisor and its affiliates had approximately $19.5 billion in assets under management. The Advisor's clients include pensions, foundations and endowments, insurance companies and closed-end mutual funds. In its investment process, the Advisor focuses on relative value opportunities, particularly in the mortgage-backed securities ("MBS") and asset-backed securities ("ABS") markets.

                COMPLIANCE WITH SECTION 16 REPORTING REQUIREMENTS


     Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and Directors and persons who own more than ten percent of a registered class of the Fund's equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.


     Based solely on its review of the copies of such forms received by the Fund and written representations from certain reporting persons that all applicable filing requirements for such persons had been complied with, the Fund believes that, during the fiscal year ended July 31, 2005, all filing requirements applicable to the Fund's officers, Directors, and greater than ten-percent beneficial owners were complied with.

                 FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

     As of the Record Date to the best of the Fund's knowledge, the following persons owned beneficially more than five percent of the Fund's outstanding shares:


--------------------- ---------------------------------------------------- -------------------- --------------
                                                                           Amount and Nature
                                                                           of Beneficial        Percent of
Title of Share Class                                                       Ownership            Share Class
                      Name and Address of Beneficial Owner
--------------------- ---------------------------------------------------- -------------------- --------------
--------------------- ---------------------------------------------------- -------------------- --------------
Common shares         State Street Bank and Trust Co. TTEE                   21,973,375.018         43.9%
                      GMAM Group Pension Trust
                      State Street Financial Center
                      1 Lincoln Center 8th Floor
                      Boston, MA 02111
--------------------- ---------------------------------------------------- -------------------- --------------
--------------------- ---------------------------------------------------- -------------------- --------------
Common shares         GMAM Group Pension Trust I                              2,349,427.000          4.7%
                      State Street Financial Center
                      One Lincoln Street /SFC-8
                      Boston, MA 02111-2900
--------------------- ---------------------------------------------------- -------------------- --------------
--------------------- ---------------------------------------------------- -------------------- --------------
Common shares         General Motors Trust Bank                              20,779,632.365         41.6%
                      National Association
                      GMAM Investment Funds Trust
                      State Street Financial Center
                      1 Lincoln Center 8th Floor
                      Boston, MA 02111
--------------------- ---------------------------------------------------- -------------------- --------------

                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the meeting. If any other matter properly comes before the meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     Stockholders wishing to nominate Directors or submit other proposals must provide notice in writing to the Secretary of the Fund. Because the Fund does not expect to hold annual meetings, stockholder proposals must satisfy the requirements of the federal securities laws. All proposals by stockholders of the Fund that are intended to be presented at the Fund's next annual or special meeting of stockholders must be received by the Fund for inclusion in the Fund's next proxy statement and proxy relating to that meeting in reasonable time before any such meeting. The chairperson of the meeting may refuse to acknowledge a nomination or other proposal by a stockholder that is not made in the manner described above.

                         EXPENSES OF PROXY SOLICITATION

     The cost of preparing and assembling material in connection with this solicitation of proxies will be borne by the Fund. The cost of mailing material in connection with this solicitation of proxies will be borne by the Fund. In addition to the use of the mail, proxies may be solicited personally by regular employees of the Fund, or the Advisor. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.


August 2, 2006

                                  Attachment A

                  HYPERION COLLATERALIZED SECURITIES FUND, INC.

                             AUDIT COMMITTEE CHARTER

                            Adopted November 25, 2003
                              Amended March 9, 2004

        1. Requirements for Membership: The Audit Committee shall consist of at least two Directors, each of whom has no relationship to the Fund or its management that may interfere with the exercise of their independence from management and the Fund ("Independent"). The restrictions contained in Attachment A to this Charter with respect to the definition of Independent shall apply to every Audit Committee member.

     The Board of Directors for each Fund will determine annually whether there is at least one member of the Audit Committee who is an audit committee financial expert as defined in Item 3 of Form N-CSR. Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise as such qualification is interpreted by the Board of Directors in its business judgment.

        2. Purposes: The purposes of the Audit Committee are:

   a. oversight of the Fund's accounting and financial reporting policies and practices, its internal control over financial reporting and, as appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

   b. oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof;

   c. oversight of, or, as appropriate, assisting the Board of Directors with oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

   d. responsibility for the appointment, compensation, retention and oversight of the work of any registered public accounting firm (including resolution of disagreements between management and the auditor regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund;

   e. maintenance of a liaison between the independent auditors and the Board of Directors;

   f. establishment of procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the Fund, its investment adviser, administrator, principal underwriter (if any), or any other provider of accounting related services for the Fund of concerns regarding questionable accounting or auditing matters; and

   g. preparation of an Audit Committee report as required by Item 306 of Regulation S-K to be included in proxy statements relating to the election of Directors.

     The independent auditors for the Fund shall report directly to the Audit Committee and the Audit Committee shall regularly report to the Board of Directors.

        3. Duties and Powers: The duties and powers of the Audit Committee are:

a. to approve prior to appointment the engagement of auditors to annually prepare and issue an audit report or related work or perform other audit, review or attest services for the Fund and to review and evaluate matters potentially affecting the independence and capabilities of the auditors. In evaluating the auditor's qualifications, performance and independence, the Audit Committee must, among other things, obtain and review a report by the auditor, at least annually, describing the following items:

         (i) all relationships between the independent auditor and the Fund, as well as the Fund's investment adviser or any control affiliate of the adviser that provides ongoing services to the Fund;

         (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues; and

        (iii) the audit firm's internal quality-control procedures;

b. to approve prior to appointment the engagement of the auditor to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser ("adviser affiliate") that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

c. to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund's auditors to provide any of the services described in (a) or (b) above;

d. to consider the controls applied to the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Audit Committee in a timely fashion;

e. to consider whether the non-audit services provided by the Fund's auditor to the Fund's investment adviser or any adviser affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor's independence;

f. to oversee the independent auditors, using meetings with the auditors, including private meetings, as desired by the Audit Committee or the auditors: (i) to review the plan for and the scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the financial statements, including any adjustment to the statements recommended by the auditors, or other matters arising from the audit; (iii) to consider the auditors' comments with respect to accounting and financial reporting policies, procedures, and internal control over financial reporting (including the Fund's critical accounting policies and practices), and to consider management's responses to the comments; (iv) to the extent that Audit Committee deems necessary or appropriate, to promote improvements in the quality of the Fund's accounting and financial reporting; (v) to consider any reports of difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management's response thereto; (vi) to resolve disagreements between management and the auditors regarding financial reporting; (vii) to review and approve the fees proposed to be charged to the Fund by the auditors for each audit and non-audit service; and (viii) to review the form of opinion the auditors propose to submit to the Board of Directors and the shareholders;

g. to discuss with management and the independent auditor the Fund's annual audited financial statements and other periodic financial statements, including the Fund's disclosures under "Management's Discussion of Fund Performance;"

h. to receive at least annually a report from the independent auditor 90 days prior to the filing of the auditor's report (or receive an updated report, if the auditor's annual report is presented to the Audit Committee more than 90 days prior to the filing of the auditor's report) which includes the following: (i) all critical accounting policies and practices used by the Fund, (ii) all material alternative accounting treatments within GAAP that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (3) other material written communications between the independent auditor and the management of the Fund, and (4) a description of all non-audit services provided, including fees associated with the services, to the Fund complex that were not subject to the pre-approval requirements as discussed above;

i. to consider the effect of any changes in accounting principles or practices proposed by management or the auditors;

j. to review security valuation procedures employed with respect to any asset or class of asset for which there is not a readily determinable market value;

k. to review and discuss with management, including any officers certifying the Fund's Form N-CSR, the Fund's audited financial statements as well as any officer's certifications and reports to be filed with the Securities and Exchange Commission on behalf of the Fund; to offer guidance with respect to such audited financial statements, certifications and reports; and to determine whether to recommend that the financial statements be included in the annual report;

l. to discuss all disclosures made by the Fund's officers certifying the Fund's Form N-CSR to the Audit Committee, based on such officer's most recent evaluation as to (i) all significant deficiencies in the design or operation of internal control over financial reporting which could adversely affect the Fund's ability to record, process, summarize and report financial data, and (ii) any fraud, whether or not material, that involves management or other employees who have significant roles in the Fund's internal control over financial reporting;

m. to investigate any improprieties or suspected improprieties in Fund activities;

n. to discuss generally the Fund's earnings press releases, if any, as well as any financial information and earnings guidance provided to analysts and rating agencies (if any), e.g., the types of information to be disclosed and the type of presentation to be made;

o. to review in a general manner, but not as an Audit Committee to assume responsibility for, the Fund's processes with respect to risk assessment and risk management;

p. to set clear policies relating to the hiring by entities within the Fund's investment company complex of employees or former employees of the independent auditors;

q. to report on its activities to the Board of Directors on a regular basis and to make any recommendations deemed necessary or appropriate; and

r. to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

     The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Audit Committee, for payment of compensation to the auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, the authority to retain and compensate special counsel and other experts or consultants as the Audit Committee deems necessary, the authority to obtain specialized training for Audit Committee members, at the expense of the Fund or series, as appropriate, and for ordinary administrative expenses of the Audit Committee that are necessary and appropriate to carry out the Audit Committee's duties.

     The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approval shall be presented to the full Audit Committee at its next regularly scheduled meeting.

     4. Role of the Audit Committee: The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Specifically, Fund's management is responsible for: (1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the auditors.

     Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Audit Committee is not an audit, nor does the Audit Committee's review substitute for the responsibilities of the Fund's management for preparing, or the independent full-time employees of the Fund and, in serving on this Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

     In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the Director is not a member.

5.       Operations of the Audit Committee:

     a. The Audit Committee shall meet on a regular basis and may hold special meetings, as desired. The chair or any two members of the Audit Committee shall be authorized to call a meeting of the Audit Committee and send notice thereof.

     b. The Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Audit Committee may act by written consent, to the extent permitted by law and by the Fund's By-Laws.

     c. The Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation. The Audit Committee shall hold regular meetings with management, independent auditors and with personnel responsible for the internal audit function, as appropriate.

     d. The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

     e. The Audit Committee shall review and assess the adequacy of this Charter on at least an annual basis.

     f. The Audit Committee shall evaluate its performance at least annually.

ATTACHMENT A

AUDIT COMMITTEE CHARTER DEFINITIONS


Independent:  In addition to the definition of Independent  provided in the text of the Charter, the following restrictions shall apply to every Audit Committee member:

(1). Employees. A Director who is an employee (including non-employee executive officers) of the Fund or any of its affiliates may not serve on the Audit Committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of the Fund, the Director could serve on the Audit Committee after three years following the termination of the relationship between the Fund and the former parent or predecessor.

(2). Business Relationship. A Director (i) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the Fund, or (ii) who has a direct business relationship with the Fund (e.g., a consultant) may serve on the Audit Committee only if the Fund's Board of Directors determines in its business judgment that the relationship does not interfere with the Director's exercise of independent judgment. In making a determination regarding the independence of a Director pursuant to this paragraph, the Board of Directors should consider, among other things, the materiality of the relationship to the Fund, to the Director, and, if applicable, to the organization with which the Director is affiliated.

     "Business Relationships" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A Director can have this relationship directly with the Fund, or the Director can be a partner, officer or employee of an organization that has such a relationship. The Director may serve on the Audit Committee without the above-referenced Board of Directors' determination after three years following the termination of, as applicable, either (1) the relationship between the organization with which the Director is affiliated and the Fund, (2) the relationship between the Director and his or her partnership status, shareholder interest or executive officer position, or (3) the direct business relationship between the Director and the Fund.

(3). Cross Compensation Committee Link. A Director who is employed as an executive of another corporation where any of the Fund's executives serves on that corporation's compensation committee may not serve on the Audit Committee.

(4). Immediate Family. A Director who is an Immediate Family member of an individual who is an executive officer of the Fund or any of its affiliates cannot serve on the Audit Committee until three years following the termination of such employment relationship.

     "Immediate Family" includes a person's spouse, parents, children, siblings, mothers-in-law and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person's home.


(5). Compensation. The Audit Committee member may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors or any other Board committee: (i) accept directly or indirectly any consulting, advisory or other compensatory fee from the Fund or an affiliate of the Fund; or (ii) be an "interested person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act").

                                  Attachment B


                                 HYPERION FUNDS

                      The Hyperion Total Return Fund, Inc.
                The Hyperion Strategic Mortgage Income Fund, Inc.
                       Hyperion Strategic Bond Fund, Inc.
                  Hyperion Collateralized Securities Fund, Inc.
            (As a single entity "Fund," and collectively the "Funds")

                  Nominating and Compensation Committee Charter

                             Adopted September 2004

Nominating and Compensation Committee Membership

     The Nominating and Compensation Committee (the "Committee") of each Fund shall be composed entirely of Directors who are not "interested persons" as that term is defined in the Investment Company Act of 1940 (the "1940 Act") (the
"Disinterested Directors") and may be comprised of one or more such Disinterested Directors.

Board Nominations and Functions

1. The Committee shall make nominations for Disinterested Director membership on the Board of Directors (the "Board"). The Committee shall evaluate candidates' qualifications for Board membership, and their independence from the Fund's investment adviser and other principal service providers. Persons selected must not be "interested persons" of the Fund. The Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates. In determining nominees' qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board, including whether nominees would qualify for service on a Fund's audit committee under the rules of the New York Stock Exchange or other applicable securities exchange.

2. The President and other officers of the Fund may recommend candidates for the Board. The Committee shall give candidates recommended by the President and other officers of the Fund the same consideration as any other candidate.

3. The Committee may establish procedures for the consideration of shareholder nominees.

4. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

5. The Committee shall periodically review Director compensation and shall recommend any appropriate changes to the Board as a group.


Committee Nominations and Functions

1. The Committee shall make nominations for membership on all committees of the Fund and shall review Board committee assignments as necessary.

2. The Committee shall review as necessary the responsibilities of any committee of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.   The Committee shall normally meet at least once yearly prior to the meeting
     of  the  full  Board  and  is  empowered   to  hold  special   meetings  as
     circumstances require.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Disinterested Director or Fund counsel and to retain other experts at the expense of the Fund.

3. The Committee shall review this Charter at least annually and recommend any changes to the full Board.





                                  Attachment C


                  HYPERION COLLATERALIZED SECURITIES FUND, INC.

                              ARTICLES OF AMENDMENT


     HYPERION COLLATERALIZED SECURITIES FUND, INC., a Maryland corporation having its principal offices in the State of Maryland in Baltimore City (which is hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Charter of the Corporation is hereby amended by striking out the first sentence of Section (1) of Article V and inserting in lieu thereof the following:

     The total number of shares of capital stock which the Corporation shall have authority to issue is One Hundred Million (100,000,000) shares, all of one class called Common Stock, of the par value of one cent ($.01) per share and of the aggregate par value of One Million Dollars ($1,000,000).

     SECOND: The Charter of the Corporation is hereby amended by striking out Section (8) of Article V and inserting in lieu thereof the following:

(8). On each matter submitted to a vote of the stockholders, each holder of shares shall be entitled to one vote for each share standing in his name on the books of the Corporation. The holders of Common Stock entitled to vote generally in the election of directors may take action or consent to any action by delivering a consent in writing or by electronic transmission of the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a stockholders meeting if the Corporation gives notice of the action to each holder of the class of Common Stock not later than 10 days after the effective date of the action.

     THIRD: The Charter of the Corporation is hereby amended by striking out the second paragraph of Section (1) of Article VI and inserting in lieu thereof the following:

     A director elected by the stockholders shall hold office until the next annual meeting of stockholders and until his successor is elected and shall qualify, subject, however, to prior death, disability, resignation, retirement, disqualification or removal from office. The Corporation is not required to hold an annual meeting of the stockholders in any year in which the election of directors is not required to be acted upon under the 1940 Act. In no case shall a decrease in the number of directors shorten the term of any incumbent director. Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the entire Board of Directors, provided that a quorum is present, and any other vacancy occurring in the Board of Directors may be filled by a majority of the directors then in office, whether or not sufficient to constitute a quorum, or by a sole remaining director. A director elected by the Board of Directors to fill any vacancy in the Board of Directors shall serve until the next annual meeting of stockholders and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. A director may be removed for cause only, and not without cause, and only by action of the stockholders taken by the holders of at least a majority of the shares of capital stock then entitled to vote in an election of such director.

     FOURTH: The foregoing amendments to the Charter of the Corporation were advised by the Board of Directors and approved by the stockholders of the Corporation.

     FIFTH: The total number of shares of stock which the Corporation had authority to issue immediately prior to this amendment was 50,000,000 shares, all of one class called Common Stock, $.01 par value. The aggregate par value of all shares was Five Hundred Thousand Dollars ($500,000).

     SIXTH: The total number of shares of stock which the Corporation has authority to issue, pursuant to the Articles of Incorporation as hereby amended, is 100,000,000 shares, all of one class called Common Stock, $.01 par value. The aggregate par value of all shares is One Million Dollars ($1,000,000).

     SEVENTH: The description of the class of stock of the Corporation, as set forth in the original Articles of Incorporation, and as amended from time to time, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, has not been changed by this amendment.

     EIGHTH: The foregoing amendments to the Charter of the Corporation shall become effective upon filing with the Maryland Department of Assessments and Taxation.



     IN WITNESS WHEREOF, HYPERION COLLATERALIZED SECURITIES FUND, INC. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on _______________, 2006.




WITNESS:                          HYPERION COLLATERALIZED SECURITIES FUND, INC.


______________________            By:______________________________
Daniel Kim, Secretary                Clifford E. Lai, President


     THE UNDERSIGNED, President of HYPERION COLLATERALIZED SECURITIES FUND, INC., who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


         ______________________________
         Clifford E. Lai, President